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                                                                 EXHIBIT 10.17

                      HAYES MICROCOMPUTER PRODUCTS, INC.
                               STOCK OPTION PLAN
              ADOPTED BY THE BOARD OF DIRECTORS AND SHAREHOLDERS
                                ON JUNE 4, 1996


            1. The Purpose of the Plan. This stock option plan (the "Plan") is intended to provide an opportunity for officers and other key employees of Hayes Microcomputer Products, Inc. (the "Corporation") and its present and future "subsidiary corporations," as "subsidiary corporation" is defined in section 424 of the Internal Revenue Code of 1986, as amended (the "Code") (individually a "subsidiary" and collectively "subsidiaries"), to acquire shares of the Corporation's stock. The Plan provides for the grant of "incentive stock options," as defined in section 422 of the Code or any successor provision ("Incentive Stock Options"), and stock options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options") providing an equity interest in the Corporation's business, as an incentive to service or continued service with the Corporation and to aid the Corporation in obtaining and retaining key personnel of outstanding ability. As used herein, "Stock Options" refers to Incentive Stock Options and Non-Qualified Stock Options.

            2. Stock Subject to the Plan. The initial maximum amount of the common capital stock, $0.01 par value, of the Corporation (the "Stock") which may be issued pursuant to the Options granted under the Plan shall be 600,000 shares of the Stock unless increased by appropriate shareholder action. If an Option expires or terminates for any reason without being exercised in full, the unpurchased shares of Stock subject to such Option shall again be available for purposes of the Plan.

            3. Administration of the Plan. This Plan shall be administered by the Board of Directors or, if Rule 16b-3 or any successor rule of the Securities and Exchange Commission becomes applicable to the Corporation, or if otherwise determined by the Board of Director, by a committee (the "Committee") of the Board of Directors of the Corporation so constituted as to permit the Plan to comply with Rule 16b-3 or any such successor rule, if Rule 16b-3 or a successor rule is applicable. The Board or the Committee shall have full authority in its discretion to determine the officers and key employees of the Corporation and its subsidiaries to whom Stock Options shall be granted, the number of shares of Stock covered thereby and the terms and provisions of Stock Options, all subject to the Plan. In making such determinations, the Board or the Committee may take into account the nature of the services rendered and to be rendered by the respective officers and key employees, their present and potential contributions to the Corporation and its subsidiaries and any other factors which the Board or the Committee deems relevant. Subject to the provisions of the Plan, the Board or the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Option agreements; and to make all other determinations necessary to advisable for the proper administration of the Plan. The Board or the Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Stock Options under the Plan (whether or not such persons are similarly situated). The Board or the Committee's decisions shall be final and binding on all participants in the Plan.
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            4. Eligibility and Limits. Stock Options may be granted only to officers and other key employees of the Corporation and its present or future subsidiary corporations (as defined in section 424 of the Code or any successor provision). Any Incentive Stock Option granted to any person who, at the time such Option is granted, owns (as defined in sections 422 and 424 of the Code or any successor provisions) stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Corporation or one of its parent (if any) or subsidiary corporations shall be subject to any applicable provisions of section 422 of the Code or any successor provision.

            5. Incentive Stock Options and Non-Qualified Stock Options. At the time any Option is granted under the Plan, the Board or the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. The number of shares as to which Incentive Stock Options and Non-Qualified Stock Options shall be granted shall be determined by the Board or the Committee in its sole discretion, subject to the provisions of section 2 as to the total number of shares available for Stock Options granted under the Plan. At the time any Incentive Stock Option granted under the Plan is exercised, the Corporation shall be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing shares purchased upon exercise of an Incentive Stock Option.

            6. Terms and Conditions of Options. Subject to the following provisions, all Options shall be in such form and upon such terms and conditions as the Board or the Committee in its discretion may from time to time determine.

                  (a) Option Price. Subject to section 8 and the other provisions of this section 6(a), the option price per share of Stock purchasable under any Option granted under the Plan shall be fixed by the Board or the Committee and set forth in the applicable Stock Option agreement. With respect to each grant of an Incentive Stock Option, the option price per share shall not be less than the fair market value of a share of Stock (as determined in good faith by the Board or the Committee) on the date such Option is granted. Subject to section 8 and the other provisions of this section 6(a), the option price per share of Stock purchasable under a Non-Qualified Stock Option granted under the Plan shall be the price per share as adopted by the Board of Directors of the Corporation or by the Committee. If the option price is adjusted pursuant to section 8 and the other applicable provisions herein, and if such adjustments are applicable at the time of issuance of the Option, then such adjusted option price shall be set forth in the applicable Stock Option issued pursuant to the Plan. With respect to each grant of a Non-Qualified Stock Option, if Rule 16b-3 or any successor rule is applicable, the option price per share shall not be less than fifty (50%) percent of the fair market value of a share of Stock (as determined in good faith by the Board or the Committee) on the date such Option is granted. The date an Option is granted shall be the date on which the Board or the Committee has approved the terms and conditions of a Stock Option agreement evidencing the Option and has determined the recipient of the Option and the number of shares covered by the Option and has taken all such other action as is necessary to complete the grant of the Option. In the event that the Stock is listed on an established stock exchange, its fair



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market value shall be deemed to be the closing price of the Stock on such exchange on the date the Option is granted, or, if no sale of Stock shall have been made on such exchange on such date, its fair market value shall be deemed to be such price for the next preceding date on which a sale shall have occurred.

                  (b) Option Term. An Option shall have such term as the Board or the Committee shall determine, but no Option shall be exercisable before the Exercise Date or after the Expiration Date as set forth in the Form Option. However, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted.

                  (c) Payment. Payment for all shares purchased pursuant to exercise of an Option shall be made in cash or, if the Stock Option agreement so provides, by delivery of Stock of the Corporation valued at its fair market value on the date of delivery. Subject to the provisions of section 6(g), such payment shall be made at the time that the Option or any part thereof is exercised, and no shares of Stock shall be issued or delivered until full payment therefor has been made.

                  (d) Conditions to Exercise of an Option. Each option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, including, without limitation, the surrender of another stock option or stock award, and in such amounts, as the Board or the Committee shall specify in the particular Stock Option agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part.

                  (e) Nontransferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the holder's lifetime, only by the holder.

                  (f)   Termination of Employment or Death.

                        (i) For Non-Qualified Stock Options, upon any termination of employment of the holder for any reason other than for cause, death or disability, except as otherwise provided in the particular Stock Option Agreement, any such Option held at the date of such employment termination may, to the extent exercisable, be exercised within ninety
                              (90) days after the date of such employment termination. Upon any termination of employment of the holder by reason of disability, except as otherwise provided in the particular Stock Option Agreement, any such Option held at the date of such employment termination may, to the extent exercisable, be exercised within twelve (12) months after the date of such employment termination. If the holder of such an Option dies, except as



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                              otherwise provided in the particular Stock Option
                              Agreement, any such Option held at the date of death may, to the extent exercisable, be exercised by a legatee or legatees of the holder under the holder's last will, or by the holder's personal representatives or distributees, within twelve
                              (12) months after the holder's death. This section 6(f) shall not extend the term of the Option specified pursuant to section 6(b). For purposes of this section 6(f), employment of a holder shall not be deemed terminated so long as the holder is employed by the Corporation, by a subsidiary of the Corporation or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Option of the holder. For purposes of this section 6(f), the extent to which such an Option is exercisable shall be determined as of the date of termination of employment.

                        (ii) For Incentive Stock Options, upon any termination of employment of the holder for any reason other than death or disability, except as otherwise provided in the particular Stock Option agreement, any such Option held at the date of such employment termination may, to the extent exercisable, be exercised within three (3) months after the date of such employment termination. Upon any termination of employment of the holder by reason of disability, within the meaning of section 22(e)(3) of the Code or any successor provision, except as otherwise provided in the particular Stock Option agreement, any such Option held at the date of such employment termination may, to the extent exercisable, be exercised within twelve (12) months after the date of such employment termination. If the holder of such an Option dies, except as otherwise provided in the particular Stock Option agreement, any such Option held at the date of death may, to the extent exercisable, be exercised by a legatee or legatees of the holder under the holder's last will, or by the holder's personal representatives or distributees, within twelve (12) months after the holder's death. This section 6(f) shall not extend the term of the Option specified pursuant to section 6(b). For purposes of this section 6(f), employment of a holder shall not be deemed terminated so long as the holder is employed by the Corporation, by a subsidiary of the Corporation or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Option of the holder in a transaction to which section 424(a) of the Code or any successor provision is



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                              applicable. For purposes of this section 6(f), the
                              extent to which such an Option is exercisable shall be determined as of the date of termination of employment.

                  (g) Special Procedure for Certain Credit Assisted Transactions. To the extent not inconsistent with the provisions of section 422 of the Code or any successor provision or the provisions of Rule 16b-3 or any successor rule, if applicable, any Option holder desiring to obtain credit from a broker, dealer or other "creditor" as defined in Regulation T issued by the Board of Governors of the Federal Reserve System to assist in exercising an Option may deliver to such creditor a written exercise notice executed by such holder with respect to such Option, together with written instruction to the Corporation to deliver the Stock issued upon such exercise of the Option to the creditor for deposit into an account designated by the Option holder; upon receipt of such exercise notice and instruction in a form acceptable to the Corporation, the Corporation shall confirm to the creditor that it will deliver to the creditor on behalf of the Option holder the Stock issued upon such exercise of the Option and covered by such instructions promptly following receipt of the exercise price from the creditor. To the extent not inconsistent with the provisions of section 422 of the Code or any successor provision or the provisions of Rule 16b-3 or any successor rule, if applicable, upon written request, the Corporation may in its discretion, but shall not be obligated to, deliver to the creditor on behalf of the Option holder shares of Stock resulting from such a credit assisted exercise prior to receipt of the exercise price for such shares if the creditor has delivered to the Corporation, in addition to the other documents contemplated by this section 6(g), the creditor's written agreement to pay the Corporation such exercise price in cash within five (5) days after delivery of such shares. The credit assistance contemplated by this section 6(g) may include a margin loan by the creditor secured by the Stock purchased upon exercise of an Option or, in the case of an Option holder who is not subject to section 16 of the Securities Exchange Act of 1934, as amended (the "Act") or any successor provision, an immediate sale of some or all of such Stock by the creditor to obtain or recover the exercise price which the creditor has committed to pay to the Corporation on behalf of the Option holder.

                  (h) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this section 6, any Option issued by the Corporation pursuant to the Plan in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which section 424(a) of the Code or any successor provision is applicable, may provide for an exercise price computed in accordance with such Code section and the regulations thereunder and may contain such other terms and conditions as the Board or the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

            7. Withholding. Whenever the Corporation is required to issue or transfer shares of Stock under the Plan, the Corporation shall have the right to require the recipient to remit to the Corporation an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A recipient may elect with respect to any Option (other than an Incentive Stock Option) to surrender or authorize the



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Corporation to withhold shares of Stock (valued at their fair market value on the date of surrender or withholding of such shares) in satisfaction of all such withholding requirements; provided, however, that if Rule 16b-3 or any successor rule is applicable, any such stock surrender withholding election shall be subject to the requirements of Rule 16b-3 or any successor rule.

            8. Changes in Capitalization; Merger; Liquidation. For both Incentive Stock Options and for Non-Qualified Options issued hereunder, the number of shares of Stock as to which Options may be granted, the number of shares covered by each outstanding Option, and the price per share of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. If the Corporation shall be the surviving corporation in any merger or consolidation (other than as a subsidiary of another corporation), recapitalization, reclassification of shares or similar reorganization, the holder of each outstanding Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are then provided in the Option, the number and class of shares of stock or other securities to which a holder of the number of shares of Stock subject to the Option at the time of such transaction would have been entitled to receive as a result of such transaction. In the event of any such changes in capitalization of the Corporation, the Board or the Committee may make such additional adjustments in the number and class of shares of Stock or other securities with respect to which outstanding Options are exercisable and with respect to which future Stock Options may be granted to prevent dilution or enlargement of rights. Any adjustment pursuant to this section 8 may provide, in the Board or the Committee's discretion, for the elimination of any fractional shares that might otherwise become subject to any Stock Option without payment therefor. In the event of a dissolution or liquidation of the Corporation, a sale of substantially all of the stock or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation or services only as a subsidiary of another corporation, or any other transaction having a similar result or effect, each outstanding Option shall terminate except to the extent that another corporation assumes such Option or substitutes another option therefor. In the event of a change of the Corporation's shares of Stock with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan. Except as expressly provided in this section 8, the holder of an Option shall have no rights by reason of any subdivision or combination of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of Stock of any class or by reason of any dissolution, liquidation, merger or consolidation or distribution to the Corporation's shareholders of assets or stock of another corporation. Except as expressly provided herein, any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to any Stock Option. The existence of the Plan and the Stock Options granted pursuant to the Plan shall not affect in any way the right or power of the Corporation to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Corporation, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof,



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the dissolution or liquidation of the Corporation, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

            9. Compliance with Code; Compliance with Rule 16b-3. All Incentive Stock Options granted hereunder are intended to comply with section 422 and, to the extent applicable, section 424 of the Code or any successor provision, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent. If Rule 16b-3 or any successor rule is applicable, the Plan and all Stock Options granted hereunder are intended to satisfy the conditions of Rule 16b-3 or any successor rule, and all provisions of the Plan and all Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

            10. Right to Terminate Employment; No Rights as Stockholder. Nothing in the Plan or in any Stock Option granted under the Plan shall confer upon any holder thereof the right to continue as an employee of the Corporation or any of its subsidiaries or affect the right of the Corporation or any of its subsidiaries to terminate the holder's employment at any time. The holder of an Option shall as such, have none of the rights of a stockholder.

            11. Leaves of Absence. Except as otherwise provided by law or regulation with respect to Incentive Stock Options, the Board or the Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of such leave of absence on a Stock Options previously granted to a holder who takes a leave of absence.

            12. Restrictions on Delivery and Sale of Shares. Each Stock Option granted under the Plan is subject to the consideration that if at any time the Board or the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Options then outstanding, the Board or the Committee may require, as a condition of exercise of any Option, that the optionee or other recipient of a Stock Option represent, in writing, that the shares received pursuant to the Stock Option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Corporation shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Corporation may endorse on certificates representing shares delivered pursuant to a Stock Option such legends referring to the foregoing representation or restrictions or any other applicable restrictions on resale as the Corporation, in its discretion, shall deem appropriate



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            13. Termination and Amendment of Plan. The Plan may be terminated, modified or amended by the shareholders or the Board of Directors of the Corporation; provided however, that:

                  (a) no such termination, modification or amendment without the consent of the holder of a Stock Option shall adversely affect his rights under such Stock Option, except the Board or the Committee may terminate a Stock Option if the employment of the holder of the Stock Option is terminated for cause; and

                  (b) any modification or amendment which would require shareholder approval in order for the Plan to continue to meet the requirements of Rule 16b-3 or any successor rule, if Rule 16b-3 or any successor rule is applicable, or any other legal or regulatory requirements, shall be effective only if it is approved by the shareholders of the Corporation in the manner required thereby.

            14. Effective Date of Plan. The Plan shall become effective on June 4, 1996, the date of its adoption by the Board of Directors.



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